                                                                    EXHIBIT 10.4



            ASSIGNMENT AND ASSUMPTION OF CONTRACT AND CONTRACT RIGHTS

         THIS ASSIGNMENT AND ASSUMPTION OF CONTRACT AND CONTRACT RIGHTS (this "Agreement"), dated effective as of October 7, 2003, is made by and between ASHFORD HOSPITALITY LIMITED PARTNERSHIP, a Maryland limited partnership ("Assignor"), and ASHFORD FINANCIAL CORPORATION, a Texas corporation ("Assignee").

                                     RECITAL

         A. Assignor and Assignee have entered into an Assignment of Contract and Contract Rights, dated as of August 29, 2003 (the "Original Assignment"), wherein Assignee transferred and conveyed its rights, obligations and benefits in certain Asset Management and Consulting Agreements described on Exhibit A attached hereto (collectively, the "Assigned Contracts"), including its rights to provide the Services and to receive the Consulting Fees (as such terms are defined therein), to Assignor.

         B. Reference is hereby made to additional documents executed by one or both of the parties hereto in connection with and related to the Original Assignment (the "Related Documents"), each dated August 29, 2003, including without limitation the (i) Guaranty executed by Assignee (the "Guaranty"), (ii) Pledge and Security Agreement executed by Assignor and Assignee, (iii) UCC Financing Statement executed by Assignee, and (iv) Asset Management and Consulting Agreement executed by Assignee and Remington Hospitality, Inc.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, Assignor agrees, among other things, to assign its rights, obligations and benefits under the Assigned Contracts and Assignee agrees to assume said Assigned Contracts (and the rights, obligations and benefits thereunder), subject to the Right of Reassignment (defined below) reserved to Assignor, pursuant to the terms and provisions of this Agreement as set forth below.

                                   ARTICLE 1
                                   ASSIGNMENT

         1.1 DEFINED TERMS. All terms used but not defined herein shall have the meaning as set forth in the Assigned Contracts.

         1.2 ASSIGNMENT OF CONTRACTS. Subject to the Right of Reassignment hereby reserved by Assignor, as provided and defined below, Assignor hereby conveys, assigns, transfers, delivers and sets over unto Assignee, and its successors and assigns, all right, title, and interest of Assignor in, to and under the Assigned Contracts, including without limitation, any and all present and continuing rights (i) to make claim for, collect, receive and receipt for any of the sums of money payable or receivable thereunder, including the Consulting Fees accruing after the date hereof, (ii) to do any and all things which Assignor is or may become obligated to do under the Assigned Contracts including performance of the Services, and (iii) to bring actions and proceedings under the Assigned Contracts or for the enforcement thereof and to otherwise exercise all remedies under the Assigned Contracts; TO HAVE AND TO HOLD the Assigned Contracts unto Assignee, and its successors and assigns forever, together with all and singular the rights and appurtenances belonging or pertaining thereto, subject to Assignor's Right of Reassignment.

         1.3 RIGHT OF REASSIGNMENT. As of January 1, 2004, Assignor shall have an absolute right (the "Right of Reassignment"), at its option, to demand and receive from Assignee a reassignment back to Assignor (the "Reassignment"), of all right, title and interest in, to and under the Assigned Contracts, including all of the rights, obligations and benefits thereunder, upon substantially the same terms, as to Assignee, as provided in the Original Assignment. Such Reassignment shall be effective as of January 1, 2004, or such later date as the Assignor shall determine in its discretion (the "Reassignment Effective Date").

         1.4 ASSIGNEE ASSUMPTION OF OBLIGATIONS. Assignee hereby accepts the foregoing assignment of the Assigned Contracts, subject to Assignor's Right of Reassignment, and hereby assumes and agrees to fulfill, perform and discharge all the various liabilities, obligations, duties, covenants and agreements under or with respect to or in any way arising out of or relating to the Assigned Contracts from and after the date hereof.

         1.5 RELATED DOCUMENTS. This Agreement is not intended and shall not be deemed to amend, modify or supercede the terms of, or the obligations of those parties to, the Related Documents; provided that Assignee agrees that: (i) the Guarantee Period (as defined in the Guaranty) for the Guaranty shall be and is hereby extended for an additional time period equal to the sum of the number of days commencing with the date of this Agreement and ending as of the Reassignment Effective Date (the "Tolling Period"), (ii) the Guaranty shall not apply during the Tolling Period, and (iii) the Minimum Guaranteed Fee (as defined in the Guaranty) for the time period from August 29, 2003 to October 7, 2003, the date hereof, shall be $128,219.18.

         1.6 SUBSEQUENT ACTIONS. Assignor hereby covenants to and with Assignee, its successors and assigns, to execute and deliver to Assignee, its successors and assigns, (i) all such other and further instruments of assignment and transfer, and all such notices, releases, and other documents, that would more fully and specifically assign and transfer to and vest in Assignee, its successors and assigns, the rights of Assignor in and to the Assigned Contracts hereby assigned and transferred, or intended to be assigned and transferred, and
(ii) all such other documents, notices, accountings, financial information and other documents and information that would more fully and specifically enable Assignee to receive the benefits from the Assigned Contracts. Assignor further covenants and agree to cooperate as reasonably requested by Assignee in connection with this Agreement, the administration of the Assigned Contracts and the ability of Assignee to receive the benefits of the Assigned Contracts.

         1.7 EMPLOYEES. Assignor and Assignee agree that the employees set forth on Exhibit B, attached hereto and made a part hereof, shall, effective as of the date hereof, be terminated by Assignor and shall be offered employment by Assignee.

                                   ARTICLE 2
                    REPRESENTATIONS, WARRANTIES AND COVENANTS

         2.1 REPRESENTATIONS AND WARRANTIES REGARDING ASSIGNED CONTRACTS.

             (a) Each of Assignor and its general partner is duly formed or organized and validly existing under the laws of its respective state of organization, and Assignor's general partner, on behalf of Assignor, has the power and authority to execute, deliver and perform its obligations hereunder, all of which has been duly authorized by all necessary limited liability company action on the part of Assignor's general partner. This Agreement has been duly and validly executed and delivered by Assignor.

             (b) Assignor owns the Assigned Contracts free and clear of any lien, security interest, charge or encumbrance as of the date hereof.

             (c) Assignee is duly formed or organized and validly existing under the laws of the state of its organization and has the power and authority to execute, deliver and perform its obligations hereunder, all of which has been duly authorized by all necessary corporate action on its part. This Agreement has been duly and validly executed and delivered by Assignee.

         2.2 COVENANTS REGARDING CONTRACT RIGHTS.

             (a) Neither party hereto will sell, pledge, mortgage, assign, transfer or otherwise dispose of or create or suffer to exist any lien, security interest, encumbrance of any kind on the Assigned Contracts.

             (b) Neither party hereto will permit or suffer to exist any amendment or modification of the Assigned Contracts without the express written consent of the other party hereto.

             (c) Assignor agrees to immediately direct the Managers to direct payment of all of the Consulting Fees accruing after the date hereof to Assignee at such address or in accordance with such other instructions as Assignee shall request from time to time. In the event that Assignor receives payment of any of the Consulting Fees accruing after the date hereof, Assignor will hold same in trust for the benefit of the Assignee and will immediately remit same to Assignee. Upon the request of Assignee, Assignor will immediately make a full and complete accounting of all such amounts so received.

                                   ARTICLE 3
                                  MISCELLANEOUS

         3.1 GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF ASSIGNOR AND ASSIGNEE HEREUNDER SHALL BE GOVERNED BY AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS WITHOUT GIVING EFFECT TO PRINCIPLES THEREOF RELATING TO CONFLICTS OF LAW RULES THAT WOULD DIRECT APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

         3.2 BINDING EFFECT. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their successors and assigns.

         3.3 MULTIPLE ORIGINALS. This Agreement may be executed in two originals, each of which shall be deemed an original, but both of which shall constitute one and the same instrument.

                           [SIGNATURE PAGE TO FOLLOW]

         IN WITNESS WHEREOF, Assignor and Assignee have executed this Agreement to be effective as of the day and year first above written.

                            ASSIGNOR:

                            ASHFORD HOSPITALITY LIMITED PARTNERSHIP, a Maryland limited partnership

                            By:      Ashford OP General Partner LLC, a
                                     Delaware limited liability company,
                                     its general partner


                                     By:      /s/ David A. Brooks
                                        ---------------------------------------
                                              David A. Brooks
                                              Vice President


                            ASSIGNEE:

                            ASHFORD FINANCIAL CORPORATION, a Texas corporation


                            By:      /s/ Montgomery J. Bennett
                                -----------------------------------------------
                                     Montgomery J. Bennett
                                     President

                                    EXHIBIT A

                           LIST OF ASSIGNED CONTRACTS

1. Asset Management and Consulting Agreement, dated as of May 15, 2003, with Remington Hospitality, Inc., as Manager;

2. Asset Management and Consulting Agreement, dated as of May 15, 2003, with Remington Suites Hotel Corporation, as Manager;

3. Asset Management and Consulting Agreement, dated as of May 15, 2003, by with Remington Employers Corporation, as Manager;

4. Asset Management and Consulting Agreement, dated as of May 15, 2003, with Remington Employers Management Corporation, as Manager;

5. Asset Management and Consulting Agreement, dated as of May 15, 2003, with Remington Indianapolis Employers Corporation, as Manager;

6. Asset Management and Consulting Agreement, dated as of May 15, 2003, with Milford Hotel Employers Corporation, as Manager;

7. Asset Management and Consulting Agreement, dated as of May 15, 2003, with Remington Orlando Management Corp., as Manager; and

8. Asset Management and Consulting Agreement, dated as of May 15, 2003, with Remington Ventura Employers Corporation, as Manager.

                                    EXHIBIT B

                                    EMPLOYEES